Exhibit 99.2

Contact:

Primo Water Corporation

Mark Castaneda, Chief Financial Officer

(336) 331-4000

ICR Inc.

Katie Turner

Hunter Wells

(646) 277-1228

Primo Water to Acquire Glacier Water Services, Inc.

Highly Complementary Transaction to Combine Two Leading Water Brands

Increases Operating Scale, Diversifies Retail Customer Relationships and Delivers Cost-Efficiencies

WINSTON-SALEM, N.C., and VISTA, CA., October 10, 2016 -- Primo Water Corporation (Nasdaq: PRMW), a leading provider of multi-gallon purified bottled water, self-service refill water and water dispensers, and Glacier Water Services, Inc., a leading provider of high-quality drinking water dispensed to consumers through self-service refill water machines, today announced that they have executed a definitive merger agreement pursuant to which Primo will acquire all outstanding shares of Glacier.

With the strategic acquisition, Primo will have approximately 46,000 retail locations throughout the U.S. and Canada. The transaction will unite two highly complementary brands and is intended to generate significant operating scale through an expansive refill and exchange network. Additionally, the acquisition will drive future cross-selling opportunities, significant cost savings and consistent cash flows. On a pro forma trailing twelve months (“TTM”) basis ended June 30, 2016, the acquisition creates a combined company with approximately $272.6 million in net sales, $14.3 million in income from operations and $45.4 million in adjusted EBITDA. The acquisition will provide retail partners and consumers a diversified, high-quality water and water dispenser offering. For consumers, the combination will provide access to purely amazing water throughout leading U.S. and Canadian retailers, almost doubling Primo’s existing location total.

“We are excited to announce the acquisition of Glacier Water, an industry leader in self-service refill water with an exceptional brand. Together, we will continue to drive our mission of Inspiring Heathier Homes thru Better Water. This acquisition provides the opportunity to create significant value for our shareholders and offers strong benefits for our consumers and retail partners.” commented Billy D. Prim, Primo’s Chairman and Chief Executive Officer.

“Glacier and Primo have a common mission and together we intend to build upon our respective strengths to further develop our service model and drive efficiencies as we broaden our consumer demographics through complementary customer bases across North America,” stated Brian McInerney, Chief Executive Officer of Glacier Water.

Compelling Strategic Rationale

Primo believes the acquisition will provide the following strategic and financial benefits:

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Doubles key financial results and achieves significant scale – Primo will scale immediately, more than doubling revenue, operating income and adjusted EBITDA with minimal shareholder dilution, creating long-term value.

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Diversifies retailer concentration – With the minimal overlap of retail partners and an enhancement in the retail channels, the combined Company will drive greater diversification in revenue and cash flow concentration. Additionally, Primo will significantly increase the size of the overall recurring water business as a percentage of the Company’s sales, minimizing the impact of fluctuations in Dispenser sell-in.

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Creates operational and shared service synergies – The combination is expected to generate approximately $6.0 to $7.0 million in annual operational and shared service synergies within 36 months of closing, creating incremental value for Primo stockholders over time.

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Offers cross-selling opportunities – The combination is expected to expand retailer partnerships with significant opportunities for cross-selling in more diverse retail channels. Additionally, the combination provides more opportunities for Primo dispenser customers to connect with Primo & Glacier water locations.

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Supports rapid deleveraging with strong cash flows – Primo’s track record of growing cash flows along with its ability to de-leverage is enhanced with the addition of Glacier Water’s recurring revenues and cash flows. Primo expects this to help achieve a senior debt leverage ratio of less than 3.0x by 2018.

“We believe this transaction provides us with a tremendous opportunity to expand and diversify our geographic footprint and retail relationships, create operational synergies and drive future growth in sales, cash flow and profitability, all while providing consumers access to high-quality water at economical prices,” stated Matt Sheehan, Primo’s President and Chief Operating Officer.

Transaction Highlights

The total preliminary transaction consideration is approximately $263 million, consisting of approximately $50 million in cash, approximately $36 million in Primo common stock, approximately $177 million of net indebtedness and preferred stock being assumed or retired, and five-year warrants to purchase 2.0 million shares of Primo’s common stock at an exercise price of $11.88 per share, subject to adjustments based on any increases in Glacier’s debt and certain transaction expenses. The assumed indebtedness includes Glacier’s trust preferred securities due in 2028, which will remain outstanding and will not be affected by the transaction. The acquisition agreement has been unanimously approved by the Board of Directors of both companies. The transaction is expected to close in late 2016, subject to customary closing conditions.

The transaction will add a talented group of executives to the Company, with tenured backgrounds and proven track records. Upon closing of the transaction, Brian McInerney, CEO of Glacier Water, and key management will remain in place and operate the combined refill businesses, reflecting their commitment in the future success of the combined company. The combined company will continue to be headquartered in Winston-Salem, NC and will keep a presence in Vista, CA post-closing.

Advisors

The BMO Capital Markets acted as financial advisor to Primo Water. Primo Water intends to fund the cash portion of the transaction consideration through a fully committed financing provided by Goldman Sachs Bank. Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, L.L.P. and K&L Gates LLP acted as legal counsel to Primo Water. Primo has also hired Montgomery, Coscia & Greilich LLP as an integration consultant to assist in the integration planning.

J.P. Morgan Securities LLC acted as financial advisor to Glacier. Ervin, Cohen & Jessup LLP acted as legal counsel to Glacier.

Primo Water to Acquire Glacier Water Services, Inc. Conference Call and Webcast

Primo Water will host a conference call to discuss this announcement at 8:30 a.m. ET today, October 10, 2016. Participants from the Company will be Billy D. Prim, Chief Executive Officer, Matt Sheehan, President and Chief Operating Officer, and Mark Castaneda, Chief Financial Officer. The conference call and accompanying presentation slides will be webcast live at the Investor Relation section of Primo Water’s website at www.primowater.com and will be archived online for playback for a period of two weeks following the call. In addition, for the live broadcast listeners may dial (877) 407-0784 in North America, and international listeners may dial (201) 689-8560.

Analyst Modeling Conference Call and Webcast

Primo Water will host a conference call to provide financial modeling information on the Glacier Water acquisition. The date and time and broadcast information of the conference call will be provided following the closing the transaction. Participants from the Company will be Billy D. Prim, Chief Executive Officer, Matt Sheehan, President and Chief Operating Officer, and Mark Castaneda, Chief Financial Officer.

About Primo Water Corporation

Primo Water Corporation (Nasdaq: PRMW) is North America’s leading single source provider of multi-gallon purified bottled water, self-service refill water and water dispensers sold through major retailers throughout the United States and Canada. For more information and to learn more about Primo Water, please visit our website at www.primowater.com.

About Glacier Water Services, Inc.

Glacier is the leading provider of high-quality drinking water dispensed to consumers through self-service water machines located at supermarkets and other retail locations. For more information, visit www.glacierwater.com.

Forward-Looking Statements

Certain statements contained herein are not based on historical fact and are "forward-looking statements" within the meaning of the applicable securities laws and regulations. These statements include the expected completion of the acquisition of Glacier Water Services, Inc., the time frame in which the acquisition will occur, the completion of the transaction on the terms proposed, the financing of the transaction on the terms currently anticipated, the expected benefits to Primo Water Corporation (the “Company”) from completing the acquisition, pro forma financial results for the combined companies, and the combined company’s ability to repay debt and reduce leverage. These statements can otherwise be identified by the use of words such as "anticipate," "believe," "could," "estimate," "expect," "feel," "forecast," "intend," "may," "plan," "potential," "project," "should," "would,” “will,” and similar expressions intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These statements are subject to a number of risks and uncertainties.

Factors that could cause actual results to differ include, amount other things, the possibility that conditions to the closing of the merger may not be satisfied, the possibility that we may not be able to close the financing necessary to complete the acquisition, the potential impact on the business of the Company or Glacier Water Services, Inc. due to the announcement of the transaction, the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement, difficulties with the successful integration and realization of the anticipated benefits from the proposed acquisition, the possibility that the Company’s stock price may be affected after the acquisition by factors different than those currently affecting the Company’s stock price, the incurrence of costs related to the acquisition, changes to the Company’s board of directors and management in connection with the acquisition, the impact of the loss or non-retention of certain key personnel during the pendency of the acquisition or thereafter, the termination or renegotiation of agreements with customers, suppliers and other business partners in connection with the acquisition, the possibility that the acquisition may trigger certain change-of-control provisions in agreements with third parties, the possibility that the Company’s financial results following the acquisition may differ materially from the unaudited pro forma financial statements that have been or will be made available, any possible adverse impacts related to the implementation and integration of proper and effective internal controls in the combined company following the acquisition, general economic conditions the possible adverse impacts that decreased discretionary consumer and corporate spending may have on the Company’s business, the possible adverse impacts of currently pending or future litigation proceedings and the Company's need for additional capital following the acquisition.

Owing to the uncertainties inherent in forward-looking statements, actual results could differ materially and adversely from those stated herein.

This release also includes such other factors that could cause actual results to differ materially and adversely from those in the forward-looking statements and include, but are not limited to, adverse changes in the Company's relationships with its independent bottlers, distributors and suppliers, the loss of major retail customers of the Company or the reduction in volume or change in timing of purchases by major retail customers, lower than anticipated consumer and retailer acceptance of and demand for the Company's products and services, the entry of a competitor with greater resources into the marketplace, competition and other business conditions in the water and water dispenser industries in general, the Company’s experiencing product liability, product recall or higher than anticipated rates of sales returns associated with product quality or safety issues, the loss of key Company personnel, changes in the regulatory framework governing the Company's business, the Company's inability to efficiently expand operations and capacity to meet growth, the Company's inability to develop, introduce and produce new product offerings within the anticipated timeframe or at all, the Company’s inability to comply with its covenants in its credit facility, significant liabilities or costs associated with litigation or other legal proceedings, as well as other risks described more fully in the Company's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K filed on March 9, 2016 and its subsequent filings under the Securities Exchange Act of 1934. Forward-looking statements reflect management's analysis as of the date of this release. The Company does not undertake to revise these statements to reflect subsequent developments, other than in its regular, quarterly earnings releases or as otherwise required by applicable securities laws.

Additional Information and Where to Find it

In connection with the proposed acquisition, Primo Water Corporation (the “Company”) will file a registration statement on Form S-4 that will include a consent solicitation statement of Glacier Water Services, Inc. and other relevant documents concerning the transaction with the Securities and Exchange Commission (“SEC”).

INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE CONSENT SOLICITATION STATEMENT/PROSPECTUS CONTAINED IN THE FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.

The Company files annual, quarterly and current reports, proxy statements, and other information with the SEC under the Exchange Act. The SEC maintains a web site that contains such reports, proxy statements and other information about public companies, including the Company’s filings. Investors and shareholders will be able to obtain copies of the registration statement and the consent solicitation statement/prospectus and other documents filed with the SEC by the Company free of charge at the SEC’s website, www.sec.gov. Investors and shareholders may also read and copy any materials filed with the SEC by the Company at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330 or visit the SEC’s website.

In addition, investors and shareholders will be able to obtain free copies of the registration statement and the consent solicitation statement/prospectus (when available) and other documents filed with the SEC by the Company by accessing the Company’s website at www.primowater.com by clicking on the “Investor Relations” link and then clicking on the “SEC Filings” link or by contacting the Company’s Investor Relations by calling 336-331-4000.

Non-Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Use of Non-U.S. GAAP Financial Measures

This release contains certain financial measures, including adjusted EBITDA, that are not calculated in accordance with generally accepted accounting principles in the United States (“U.S. GAAP”). For Primo Water, adjusted EBITDA is calculated as income from continuing operations before depreciation and amortization; interest expense, net; non-cash, stock-based compensation expense; non-recurring costs; and loss on disposal of property and equipment and other. For Glacier Water, adjusted EBITDA is calculated as net loss before income tax expense; depreciation and amortization; interest and other expense; and non-cash, stock-based compensation expense. Non-U.S. GAAP measures should not be considered a substitute for, or superior to, financial measures calculated in accordance with U.S. GAAP. These non-U.S. GAAP measures exclude significant expenses that are required by U.S. GAAP and are subject to inherent limitations.

TTM and Pro Forma Financial Measures

This release contains certain financial information that is presented as “Pro Forma TTM ended June 30, 2016” for the proposed acquisition by Primo Water of Glacier Water.

“Pro Forma TTM ended June 30, 2016” financial information as used in this release represents financial data (i) for Primo Water, for the 12 months ended June 30, 2016, calculated by adding the financial data for the six months ended June 30, 2016 to the financial data for the year ended December 31, 2015 and subtracting the financial data for the six months ended June 30, 2015, and (ii) for Glacier Water, for the four quarters ended July 3, 2016, calculated by adding the financial data for the two quarters ended July 3, 2016 to the financial data for the year ended January 3, 2016 and subtracting the financial data for the two quarter ended June 28, 2015. For Glacier Water, the year ended January 3, 2016 and the trailing four quarters ended July 3, 2016 include 53 weeks.

Unless otherwise indicated herein, “pro forma” financial information as used in this release represents the arithmetic combination of the results of Primo Water and Glacier Water over the periods presented and contains no adjustments.

Set forth below is a table showing the calculation of “Pro Forma TTM ended June 30, 2016” as presented in this release (dollars presented in millions, unaudited):

	Primo Water	Glacier Water	Pro Forma TTM
Net Sales	$132.0	$140.6	$272.6
Income from Operations	$6.8	$7.5	$14.3
Adjusted EBITDA	$21.1	$24.3	$45.4

The “pro forma” financial information used in this press release does not represent pro forma financial information prepared in accordance with Article 11 of Regulation S-X.